Welcome ©2016 Huntington Bancshares Incorporated. All rights reserved. (NASDAQ: HBAN) Huntington Bancshares Incorporated Goldman Sachs US Financial Services Conference December 7, 2016 Exhibit 99.1

2 Disclaimer CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the possibility that the anticipated benefits of the merger with FirstMerit Corporation are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where we do business; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger with FirstMerit Corporation; our ability to complete the integration of FirstMerit Corporation successfully; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2015 and our subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2016, June 30, 2016, and September 30, 2016, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings” and in other documents we file with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

3 Huntington’s Core Strategy Implemented in 2009 Grow market share and share of wallet Marketing: Expand industry-leading brand promise and delivery – “Category of One” Technology: Focus on Digitization, Omni-channel, Cyber-security Profitable Growth with Low Relative Volatility Customer Experience and Client Advocacy Optimization of Distribution Enhanced Employee Engagement Customer Acquisition and Deepening • Multi-channel optimization • Micro-market approach leveraging digital investments • New branch formats offering self-serve • Optimal Customer Relationships (OCR) • Deliver “Omni-channel” customer experiences • New products & experiences that reflect customer behaviors and needs Risk Management: Maintain Aggregate “Moderate to Low” Risk Profile • Improve colleague tools and technology • Opportunities for training, development, and advancement • Data & Analytics • Digital Strategic Investments • Disciplined Sales Execution • Deliver “Fair Play” products and services Proactively Increase Scale: Continued focus on organic growth and selective, disciplined M&A Focus is on Consumer, Small to Medium Enterprises (including CRE), and Auto

FirstMerit Acquisition Milestones

Effectively Managing Execution Risk is THE Immediate Focus


Integration Execution
Acquisition Closing
Standalone Applications and Systems Conversions, ATMs deployed (3Q16)
Subsidiary Bank Merger Completed
Management & Organizational Changes Implemented (3Q16)
Network & Equipment Upgrades, and Permanent Signage Installed (3Q16)
Branch Divestiture Closing (4Q16)
Mock Branch Conversions (4Q16)
Standalone Applications and Systems Conversions, ATMs deployed (4Q16)
Network & Equipment Upgrades, and Permanent Signage Installed (4Q16)
Mock Branch Conversions (1Q17)
Colleague Onboarding and Training (1Q17)
Branch Conversions & Consolidations (1Q17)
Back Office Consolidations (1Q17)
Core Systems Conversions (1Q17)
Final Systems & Applications Conversions (2Q17)

FirstMerit has the potential to transform our efficiency and return profiles. Ensuring a successful integration is our primary focus.

Huntington 4

Significant Branch Overlap Drives Consolidation #1 Branch Share in Ohio and in Michigan provides immediate and future consolidation opportunities 5 Michigan: • # 1 (14%) branch market share • #6 (8%) deposit market share • 20% of total HBAN deposits Sources: FDIC, SNL Financial Ohio: • #1 (15%) branch market share • #2 (15%) deposit market share • 64% of total HBAN deposits Huntington Legacy Branches FirstMerit Branches Branch Consolidations / Closures / Divestitures 65% within 2.5 miles 39% within 1 mile

Implementation of Cost Savings on Pace 6  Significant progress toward achieving ~$255 million annualized cost savings target: o Approximately 25% implemented during 3Q16 o Expect to have 50% implemented by year end o The majority of remaining cost savings to be implemented in 1Q17 coincident with or immediately following branch conversion/consolidation  Expect to implement all cost savings within one year of acquisition closing  Excludes incremental personnel expense associated with revenue enhancement opportunities and changes to FDIC insurance premiums $ in millions 4Q15 Actual 4Q17 Target Pro Forma Pro Forma HBAN FMER Combined Assumed HBAN FMER Combined Reported Non-Interest Expense 499$ 156$ 654$ CAGR 529$ 165$ 694$ Less: Intangible Amortization 4 3 6 3.0% 4 3 7 Less: Significant Items 10 (0) 10 11 (0) 11 Adjusted Non-Interest Expense 484$ 153$ 638$ 514$ 163$ 677$ Quarterly cost savings 64$ Quarterly cost savings 68$ Adjusted Non-Interest Expense Target 609$ Annualized cost savings 255$ Annualized cost savings 271$ Cost Savings as % of: Cost Savings as % of: Pro Forma Pro Forma FMER Combined FMER Combined 42% 10% 42% 10%

7 L-T Goal 3Q16 (GAAP) 3Q16 Adjusted (1) (Non-GAAP) 2018 Target Revenue (FTE) Growth 4%-6% +24% +24%  Expense Growth +Op Lev +35% +14%  Efficiency Ratio 56%-59% 75% 58%  NCO 35-55 bp 26 bp 26 bp ROTCE 13%-15% 7% 14%  Acquisition Accelerates Achievement of our Long-Term Financial Goals 59% Cost savings 56% Cost savings plus rates Efficiency Ratio (1) See reconciliation on slide 18

Expected Impact of Purchase Accounting 8 • Reflects purchase accounting impact exclusively related to the FirstMerit acquisition • Projected purchase accounting accretion represents scheduled amortization, and does not include impact of any accelerated payoffs.

9 Opportunity to Expand Fee Income at FirstMerit Revenue Synergies Not Modeled into Deal Economics Restoring the Noninterest Income contribution to 34% of Total Revenues represents an approximately $100 million revenue opportunity.

Revenue Enhancements Opportunities

Provide Additional Near-Term and Long-Term Upside

OCR Improvement

- Cross-sell opportunities identified across business and consumer client base:
  - — Capital Markets
  - — Treasury Management
  - — Private Banking
  - — Credit Card

SBA Lending Expansion

- Bring HBAN SBA lending expertise to Chicago and WI markets
- Began recruiting prior to closing; 30 total incremental FTEs
- Revenue opportunity of $20+ million in 2017

Home Lending Expansion

- Annual loan production opportunity of up ~$900 million within two years
- Began recruiting prior to closing; 100 total incremental FTEs
- Revenue opportunity of $17 million in 2017 and $25 million in 2018

RV and Marine Finance Expansion

- Annual loan production opportunity of ~$200 million within two years
- Expansion from current 17 state footprint to 26 states; 18 incremental FTEs
- Revenue opportunity of $15 million in 2017 and $30 million in 2018

(1) Source: businesses with less than 500 employees, 2013 County Business Patterns, U.S. Census Bureau

Huntington 10

 Budgeting for unchanged interest rates for remainder of 2016 and 2017  Full year revenue growth of 20%+  Targeting positive operating leverage o Implementation of all planned cost savings by 3Q17  Average balance sheet growth of 20%+  Net charge-offs below our long-term expectations of 35–55 bp o Provision expense normalizing to reflect runoff in the acquired loan portfolio and replacement loan growth 11 Initial 2017 Expectations

 Focus on delivery of consistent, through-the-cycle shareholder returns  Consistent core strategy since 2009 o Focused on areas of expertise with sustainable competitive advantages: Consumer Banking, Small Business and Middle Market Commercial, and Auto Finance o Track record of achieving results in difficult operating environment o Disciplined risk management: Aggregate moderate-to-low risk appetite  Driving loan and core deposit growth through execution and a differentiated customer experience  Significant progress in early stages of FirstMerit integration; confidence in delivery of cost savings and revenue enhancements  High level of colleague and shareholder alignment Important Messages 12

Appendix 13

Huntington Bancshares Overview Midwest financial services holding company Founded - 1866 Headquarters - Columbus, Ohio Total assets - $101 Billion Employees(1) - 14,511 Franchise: 14 (1) 3Q16 Average full-time equivalent (FTE) (2) Includes 26 Private Client Group Offices Branches 1,129(2) ATMs 1,979 % Deposits #1 Share markets 44% #1- #3 Share markets 63% State Branches ATMs Ohio 535 1,101 Michigan 353 446 Illinois 39 40 Wisconsin 37 40 Pennsylvania 53 108 Indiana 46 77 West Virginia 30 147 Kentucky 10 20 MSA Rank Branches Deposits Share Columbus, OH 1 97 $20,453 32.1% Cleveland, OH 2 153 8,976 14.0 Detroit, MI 6 121 6,542 5.4 Akron, OH 1 56 5,611 38.5 Indianapolis, IN 4 46 3,272 7.2 Cincinnati, OH 4 36 2,727 2.6 Pittsburgh, PA 8 38 2,689 2.3 Chicago, IL 16 39 2,581 0.7 Toledo, OH 1 33 2,474 23.7 Grand Rapids, MI 2 46 2,466 12.0 Deposits - Top 10 MSAs Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2016

Huntington’s Peer Group 15 $ in millions Total Assets Total Deposits Total Loans Market Capitalization Price / Dividend Yield Consensus 2017E Tangible Book PNC Financial Services Group, Inc. $369,348 $259,895 $210,446 $54,780 14.9x 1.7x 2.0% BB&T Corporation 222,622 159,915 142,423 37,196 15.0x 2.3x 2.6% SunTrust Banks, Inc. 205,091 158,842 141,532 25,870 14.3x 1.6x 2.0% Citizens Financial Group, Inc. 147,015 108,327 105,467 17,598 15.9x 1.4x 1.4% Fifth Third Bancorp 143,279 101,271 93,151 19,978 15.1x 1.5x 2.0% KeyCorp 135,805 104,185 85,528 19,302 14.0x 1.8x 1.9% M&T Bank Corporation 126,841 98,137 88,942 22,806 17.2x 2.2x 1.9% Regions Financial Corporation 125,177 99,289 80,883 17,037 14.7x 1.5x 1.9% Comerica Incorporated 74,124 59,261 49,274 11,221 17.2x 1.6x 1.4% CIT Group 65,966 32,854 29,918 8,353 12.4x 0.8x 1.5% Zions Bancorporation 61,039 50,849 42,540 8,198 17.6x 1.4x 0.8% Median 135,805 101,271 88,942 19,345 15.0x 1.5x 1.9% Huntington Bancshares Incorporated 100,765 77,405 66,304 14,135 14.1x 2.1x 2.5% Source: SNL; as of Dec. 1, 2016

16 Loan Portfolio Composition 3Q16 Average Balances

17 Deposit Composition 3Q16 Average Balances

Reconciliation Noninterest Expense Growth, Efficiency Ratio, and ROTCE 18 ($ in millions) GAAP Adjustment (1) Adjusted 3Q16 Noninterest expense $712 $159 (2) $553 3Q15 Noninterest expense $527 $43 (2) $483 3Q16 Noninterest expense growth 35% 14% 3Q16: Noninterest expense $712 $159 (2) $553 Amortization of intangibles $9 -- $9 Noninterest expense less amortization of intangibles A $703 $544 Total revenue (FTE) $938 -- $938 Securities gains $1 -- $1 Total revenue (FTE) less securities gains B $937 $937 Efficiency ratio A / B 75% 58% Net income applicable to common shares $108 $107 (3) $215 Less: Amortization of intangibles $6 (3) -- $6 (3) Net income applicable to common shares less amortization of intangibles C $114 $221 Average tangible common equity D $6,509 -- $6,509 Return on average tangible common equity (ROTCE): C / D * 4 7.0% 13.6% (1) Significant items related to FirstMerit acquisition related expenses; (2) Pre-tax (3) After-tax

Welcome ©2016 Huntington Bancshares Incorporated. All rights reserved. (NASDAQ: HBAN) Mark A. Muth Director of Investor Relations Office: 614.480.4720 E-mail: mark.muth@huntington.com